CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mine Clearing Corp. (the “Company”) on Form 10-Q for the period ending November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Olson, Chief Financial Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, the financial condition and results of operations of the Company.

/s/ Larry Olson
Larry Olson
Chief Financial Officer

January 14, 2009